                    U.S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 9, 2000



                       KAISER GROUP INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


    Delaware                   File No. 1-12248                  54-1437073
(State or other                (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


                               9300 Lee Highway
                         Fairfax, Virginia  22031-1207
         (Address of principal executive offices, including zip code)


                                 703-934-3600
             (Registrant's telephone number, including area code)
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Item 5.    Other events
           ------------

  In a press release dated June 9, 2000, Kaiser Group International, Inc. announced the sales of its engineering operating units; such sales and a restructuring of the Company's debt are to be completed through a voluntary "pre-packaged" Chapter 11 reorganization filed on June 9, 2000 in The United States Bankruptcy Court for the District of Delaware. A copy of this three-page press release is attached to this Report on Form 8-K as Exhibit 99(a).

  Attached as Exhibit 99(b) is a summary of the terms of the proposed restructuring of the outstanding $125 million Senior Subordinated Notes due 2003 of Kaiser Group International, Inc.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

Exhibit 99(a) - Press Release
Exhibit 99(b) - Summary of Debt Restructuring



                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                 KAISER GROUP INTERNATIONAL, INC.
                                          (Registrant)


                                 /s/ James J. Maiwurm
                                 ---------------------
                                 James J. Maiwurm
                                 President and Chief Executive Officer



Date:  June 14, 2000